SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 3, 2004

Gadzooks, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	0-26732	74-2261048
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4121 International Parkway
Carrollton, Texas 75007
(Address and Zip Code of Principal Executive Offices)

(972) 307-5555
(Registrant’s telephone number, including area code)

Item 3. Bankruptcy or Receivership.

     On February 3, 2004, Gadzooks, Inc. (“Gadzooks” or the “Debtor”) filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (Case No. 04-31486-11). The Debtor remains in possession of its assets and continues to operate its business as “debtor-in-possession” pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. Gadzooks issued a press release dated February 3, 2004 announcing the Chapter 11 filing. The full text of this press release is furnished with this report as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit
Number	Exhibit

99.1	Press Release dated February 3, 2004 issued by Gadzooks, Inc. announcing its filing for relief under Chapter 11 of the United States Bankruptcy Code.

[SIGNATURE PAGE FOLLOWS]

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GADZOOKS, INC

Date: February 3, 2004	By:	/s/ James A. Motley
	Name:	James A. Motley
	Title:	Vice President/Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press Release dated February 3, 2004 issued by Gadzooks, Inc. announcing its filing for relief under Chapter 11 of the United States Bankruptcy Code.